                                                                    EXHIBIT 32.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Richard K. Crump, as President and Chief Executive Officer of Sterling Chemicals, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) the accompanying Form 10-K report of the Company for the period ending December 31, 2004, as filed with the U.S. Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 15, 2005

                                    /s/ RICHARD K. CRUMP
                                    --------------------------------------------
                                    Richard K. Crump,
                                    President and Chief Executive Officer